UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2019

JanOne Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

325 E. Warm Springs Road, Suite 102, Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 997-5968

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	JAN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 19, 2019, JanOne Inc. (“JanOne”) entered into a Patent and Know How License Agreement (the “License Agreement”) with UAB Research Foundation (“UABRF”), TheraVasc, Inc. (“TheraVasc”), and the Board of Supervisors of Louisiana State University and Agricultural and Mechanical College, acting on behalf of LSU Health Sciences Center at Shreveport (“LSU Health Shreveport”, together with UABRF and TheraVasc, the “Licensors”). Under the License Agreement, the Licensors have agreed to grant to JanOne an exclusive, worldwide license, including the right to sublicense, to the Licensors’ patent rights and know-how related to the Licensors’ sustained release formulation of sodium nitrite.

Under the License Agreement, JanOne has agreed to pay a non-refundable upfront license fee and certain milestone payments upon the achievement of certain milestones of up to approximately $6.5 million and certain royalty payments and annual license maintenance fees.

The foregoing description of the License Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 25, 2019, the Company issued a press release announcing the License Agreement, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1*	Patent and Know How License Agreement dated November 19, 2019, by and among JanOne Inc., and UAB Research Foundation, TheraVasc, Inc., and the Board of Supervisors of Louisiana State University and Agricultural and Mechanical College, acting on behalf of LSU Health Sciences Center at Shreveport.
99.1	Press Release issued by JanOne Inc. on November 25, 2019.

______________

* Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JanOne Inc.

Date: November 25, 2019	/s/ Tony Isaac
Tony Isaac Chief Executive Officer